Merrill Lynch Global Energy Conference November 7, 2007 Exhibit 99.1

Forward Looking Statements
This presentation includes forward-looking information that are subject to a number of risks and uncertainties, many of which are beyond our control. All information, other than historical facts included in this presentation, regarding our strategy, future operations, drilling plans, estimated reserves, future production, estimated capital expenditures, projected costs, the potential of drilling prospects and other plans and objectives of management are forward-looking information. All forward-looking statements speak only as of the date of this presentation. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-
looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Actual results may differ materially from those anticipated due to many factors, including oil and natural gas prices, industry conditions, drilling results, uncertainties in estimating reserves, uncertainties in estimating future production from enhanced recovery operations, availability of drilling rigs and other services, availability of oil and natural gas transportation capacity, availability of capital resources and other factors listed in reports we have filed or may file with the Securities and Exchange Commission.

Company Overview
Completed IPO on May 14 at $15 (CLR on NYSE)
– $3 billion market capitalization
Founded 1967 by Harold Hamm, Chairman & CEO
– Harold Hamm, family and management own 82%
Organic growth strategy focused on unconventional resource plays
– 99% of proved reserve adds through drill bit over last 3 years
– >500 hz wells drilled targeting unconventional formations
– 15 operated rigs – 14 drilling horizontal
– >700,000 net undeveloped acres concentrated in emerging plays
Strong financial position
– $156 million of bank debt outstanding
– 9M 2007 cash operating margin of $42/Boe ($7/Mcfe) - $66 NYMEX

$94
$145
$327
$482
$616
2004 2005 2006 2007E 2008E
Investment in Asset Base
Capex ($mm)
14,121
19,751
24,707
29,474
2004 2005 2006 Q3 '07
Production (boe/d)
Total = $482mm
$148
$95
$73
$18
$79
$21
$37
$11
Red River Units
MT Bakken
ND Bakken
Other Rockies
Woodford
Other Mid-Con
Land
Other
2007 Capex by Region ($mm)
Total = $616mm
$168
$55
$125
$29
$103
$46
$13
$21
$56
Red River Units
MT Bakken
ND Bakken
Other Rockies
Woodford
Other Mid-Con
Gulf Coast
Land & Seismic
Other
2008 Capex by Region ($mm)

Operational Overview
Mid-Continent
Proved reserves: 16.9 MMboe
762 drilling locations
Gulf Coast
Proved reserves: 0.2 MMboe
7 drilling locations
Red River
Units
56%
Bakken
Field
22%
Other
Rockies
8%
Mid-Continent
14%
Gulf Coast
<1%
Total proved reserves (12/31/06) = 118.3 MMboe
74% PDP /  83% oil / 13.1 R/P / Operate 95% of PV-10%
Unconventional
78%
Red River
Units
46%
Bakken
Field
30%
Other Rockies - 6%
Mid-Continent
14%
Gulf Coast
1%
Avg. daily production (Q3 2007) = 29.5 Mboe/d
Unconventional
79%
1,589 gross wells / 1,772 drilling locations
Rockies
Proved reserves: 101.2 MMboe
1,003 drilling locations
Counties with acreage     holdings are
highlighted
Regional office
Headquarters
Proved Reserves by Geography
Production by Geography
Woodford - 3%

Key Drilling Projects
Development (54% 2007 / 41% 2008 capex)
– Red River Units
• 56% proved reserves / 46% production
– Montana Bakken Shale
• 20% proved reserves / 26% production
Emerging Plays (37% 2007 / 42% 2008 capex)
– North Dakota Bakken Shale
• 311,000 net acres
– Oklahoma Woodford Shale
• 45,000 net acres
Red River
Units
MT
Bakken
ND
Bakken
Woodford
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Development
Emerging Plays

N
W
E
S
Dawson
Wibaux
Montana
North Dakota
Golden Valley
Billings
Prairie
Custer
Slope
Fallon
South Dakota

Continental RESOURCES

Red River Enhanced Recovery Units
66.5 MMboe proved reserves
13,524 net boepd in 3Q 2007
Cedar Hills discovered in 1995,
developed with hz drilling, 2003
enhanced recovery operations
2007/2008 Plans
– $148MM 2007E capex
– $168MM 2008E capex
– Infield horizontal drilling and re-entry drilling
program to accelerate production and
enhance sweep efficiency
– Develop Cedar Hills on 320 acre / producer
– Badlands Plant began in August
Forecast 2009 peak at ~ 19 net Mboe/d
Cedar Hills North Unit
Cedar Hills West Unit
Buffalo Units
Medicine Pole
Hills West Unit
Medicine Pole
Hills South Unit
Medicine
Pole Hills
Unit
25 Miles
CLR operated units
Others units

Sheridan
Divide
Burke
Montana
North Dakota
Williams
Mountrail
Richland
McKenzie
Dawson
Dunn
Golden Valley
Billings
Wibaux
Stark

Continental
RESOURCES

Montana Bakken Shale
Significant  unconventional oil
resource play
– Represents ½ of Montana’s oil
production
– CLR largest producer (7,637 net boepd)
– Developed through horizontal drilling
and advanced fracture stimulation
2007/2008 Plans
–
$95MM 2007E capex
– $55MM 2008E capex
– Continue 640-acre development
– Test un-booked upside
• 320-acre infill drilling
• Expansion of field with
tri-lateral 640-acre wells
• Enhanced recovery
– Three drilling rigs
CLR  acreage
35 miles
Bakken producer
Williston    Basin
Richland
Co., MT
Bakken
Outline of
potential
Bakken
Production

27/50
27/55
27/57
27/58
27/59
26/58
25/57
25/58
24/58
24/59
23/54
22/54
22/56
22/57
21/59
21/60

Continental
RESOURCES

8 Richland County, Montana Bakken Focus of 320-acre spacing drilling Focus of Tri-lateral drilling 3-D defined Red River C drilling Sinclair Discovery 300 bopd

Sheridan
Divide
Burke
Montana
North Dakota
Williams
Roosevelt
Mountrail
Richland
McKenzie
Dunn
Golden Valley
Billings
Stark
Wibaux

Continental
RESOURCES

North Dakota Bakken Shale
CLR  acreage Bakken producer
35 miles
Williston    Basin
Emerging  unconventional oil
resource play
– 589,000 gross (311,000 net) acres
strategically located on Nesson Anticline
– Significant reserve and production growth
potential
– ND oil prod. highest in 20 years
– 30+ industry-operated rigs
• Amerada Hess
• Marathon
• EOG Resources
• ConocoPhillips
2007/2008 Plans
– $73MM 2007E capex
– $125MM 2008E capex
– 20 net wells in 2008
– Six drilling rigs (three operated and three
Conoco Phillips JV)
Outline of
potential
Bakken
production

Divide
Burke
Williams
Mountrail
McKenzie
Dunn

Continental
RESOURCES

LEGEND
CRI OPERATED
CRI NONOPERATED
NO CRI INTEREST
Normandy
Rocket
Galaxy
Norse
Valhalla
Pontiac
North Dakota Bakken
Focus of 2008 drilling
(consistent economic
results)
Encouraging results using
un-cemented liners and
multi-staged fracs
Testing un-cemented
liner and multi-staged
fracs
3 CLR rigs
3 COP rigs
Dev/Step-outs
1 CLR rig
Bakken, Fryburg
1 CLR rig
Bakken, Winnipegosis
EOG Parshall Area

Oklahoma Woodford Shale
6 miles
Outline of potential
Woodford production
07 CLR Locations
07 Woodford hz Spud
CLR Producer
Woodford Producer
CLR Acreage
Exploration
Development step-outs/
downspacing
New unconventional gas
resource play
– 30+ industry-operated rigs
• Newfield
• Antero
• Devon
– 45,000 net acres
– Significant reserve and
production growth potential
– Caney Shale upside
2007/2008 Plans
– $79MM 2007E capex
– $103MM 2008E capex
– 20 net wells in 2008
– Five drilling rigs

ND Bakken and OK Woodford Shale potential
225 MMboe 562 400,000 45,000 OK Woodford
Total
ND Bakken 124 MMboe 486 256,000 311,000
449 MMboe
Reserve potential
Potential
locations (1)
Net boe/well Net acres
(1) Assumed 640 acre spacing for ND Bakken and 80 acre for Woodford Shale
34% 400,000 $5,000,000 OK Woodford
ND Bakken 27% 256,000 $4,750,000
$70/bbl & $6/Mcf
Pre-tax IRR Net boe/well
Estimated
average
D&C

Other ongoing and emerging plays
Rockies:
66 scheduled locations
185,000 net undeveloped acres
Red River, Winnipegosis,
Fryburg, Phosphoria, Lewis
Shale
Midcontinent:
52 scheduled locations
176,000 undeveloped acres
Morrow-Springer, Atoka,
Mississipian, Hunton,
Barnett Shale, Trenton/Black
River
Gulf Coast:
7 scheduled locations
5,000 net undeveloped acres
366,000 net undeveloped acres
(~50% of total undeveloped acreage)
2007 discoveries:
MT – Red River C
ND – Winnipegosis
SD – Red River B
MI – Trenton/Black River
Regional office
Headquarters
Counties with acreage
holdings are highlighted

Financial and Operating Summary
1
See page 9 of the prospectus and third quarter 2007 earnings release for a reconciliation of net income to EBITDAX.
2
Operating statistics per Boe sold.  Oil sales volumes are 96 MBbls and 47 MBbls less than oil production volumes for 2006 and 2007, respectively.
Year ended December 31,
2004 2005 2006 9M 2007
Realized oil price ($/Bbl) $37.12 $52.45 $55.30 $58.92
Realized natural gas price ($/Mcf) $5.06 $6.93
$6.08 $5.82
Oil production (boepd) 10,104 15,638
20,493 24,224
Natural gas production (Mcfd)
24,093 24,674 25,274 31,499
Total production (boed) 14,121 19,751 24,707 29,474
EBITDAX ($
thousands)¹
$116,498 $285,344
$372,115 $332,472
Key Operational Statistics ($/boe)²
Oil and gas revenue $35.20 $50.19 $52.09 $54.68
Production expense 8.49 7.32
6.99 7.53
Production tax 2.39 2.22
2.48 2.89
G&A (excluding non-cash equity compensation) 2.02 2.43 2.24 1.95
Total cash costs $12.90 $11.97 $11.71 $12.37
Net operating margin $22.30 $38.22 $40.38 $42.31

Summary
High quality, proved reserve base
– Crude oil-concentrated, long-lived, high operated %
Track record of drill bit growth at low cost
– Annual EBITDAX > Capex over past 3 years
Low risk production growth in Red River Units
– ~6,000 boe/d expected production growth over next 1+ year
(~20% of current daily production for entire company)
Significant future production and reserve growth opportunities in two large emerging plays – ND Bakken and OK Woodford Shales
– Over 1,500 unbooked locations
Low cash costs with one of highest net operating margins
– Significant valuation and competitive advantage

16 Appendix

Crude oil fundamentals
Growing demand –
– 86 million bopd current world oil demand
– Estimated to grow to 88 million bopd in 2008
– Non-OECD growing 3.5% per year
• Chinese economy growing 10%+ per year
• Only 8% of China’s population currently owns an automobile
• China’s per capita usage is 2.1 bbls per year and India 1.9 bbs per year
• Versus 16.3 bbls in South Korea and 26 bbls in United States
Low surplus capacity –
– 31 million bopd supplied by OPEC (36%)
– Spare OPEC capacity estimated at 2 million bopd (EIA) – 2.3% of world demand
Non-OPEC supply –
– Forecasted growth not meeting expectations
– Intensifying resource nationalization
– Declines in North Sea, Mexico’s Cantarell Field, North Slope, etc.

Crude oil advantages
Good, intrinsic value.
– On BTU content 6 to 1 with nat gas. Selling for ~11 to 1 w/ nat gas, due primarily to fact raw material for all transportation fuels in world, accounting for 98%.
OPEC capable of managing production levels should demand
prove weaker than expected
Alternative fuels cost $30 to $40 trillion to transition from oil
Easily transported to market – pipeline infra-structure not required with inherent delays in construction
Less competitive -- 1790 rigs operating only 300 are drilling for oil
– Acreage costs less
– Horizontal drilling and frac technology works well
Secondary re-pressurization EOR techniques yield 2 to 3 times primary production (example of CHF)